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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported)
                                   May 7, 2008

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                                   333-103647
                            (Commission File Number)

                                      NONE
                      (IRS Employer Identification Number)


                                  2 Park Plaza
                                    Suite 450
                            Irvine, California 92614
                    (Address of principal executive offices)


                                 (949) 752-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01  Entry into a Material Definitive Agreement.

      On May 7, 2008, the Company entered into an Employment Offer Letter attached hereto as Exhibit 1.01 with Michael D. Suder ("Suder"), who pursuant to the terms therein, was designated and appointed as the Company's Chief Executive Officer upon the resignation of Christopher A. Wilson. The Appointment of Mr. Suder as Chief Executive Officer begins May 7, 2008 with salary commencing as of May 1, 2008.

      Under the terms of the Employment Offer Letter, the Company shall Prepare a written employment agreement to be executed on or before May 31, 2008. The term of employment shall be not less than five years, subject to earlier termination as provided in the offer. Mr. Suder's salary shall be $300,000 per year payable in arrears in equal semi-monthly installments on the 15th and last day of each calendar month.

      Mr. Suder will be granted shares of common stock representing two percent (2%) of the Company's outstanding shares and a non-qualified option to purchase an additional five and one-half percent(5.5%) of the Company's outstanding shares at an exercise price of $1.50 per share, which options shall vest over the term of employment.

      Mr. Suder has also been offered three weeks vacation per year and all Company insurance benefits adopted for executive officers.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 7, 2008, a Principal Officer of the Company resigned. Mr. Christopher A. Wilson resigned his position as Chief Executive Officer. Mr. Wilson remains as Chairman of the Board, President, Chief Financial Officer, Treasurer and Secretary of the Company. The resignation of Mr. Wilson as the Chief Executive Officer of the Company is effective as of May 7, 2008.

      On May 7, 2008, the Company's Board of Directors appointed Mr. Michael D. Suder, to the position of Chief Executive Officer of the Company upon the resignation of Mr. Wilson. The acceptance by Mr. Suder as the Chief Executive Officer of the Company is effective as of May 7, 2008.

      On May 7, 2008, the Company's Board of Directors appointed Mr. Michael D. Suder as a director of the Company to fill a vacancy. Mr. Suder's acceptance as a director of the Company is effective as of May 7, 2008.


                                      # # #

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     BLACKWATER MIDSTREAM CORP.
                                     (Registrant)


                                     By: /s/ Christopher A. Wilson
                                         ---------------------------------------
                                         Name: Christopher A. Wilson
                                         Title: Chief Financial Officer


Date: May 8, 2008